                                                                    EXHIBIT 10.5


                           FOURTH AMENDMENT AND WAIVER

     This Fourth Amendment and Waiver (this "Amendment") dated as of December 21, 2005, is by and among Willbros Group, Inc., a Republic of Panama corporation (herein referred to as the "Company") and the Designated Subsidiaries; the financial institutions parties hereto which are Banks under the Credit Agreement (as defined below); and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Banks (in such capacity, the "Agent"), and amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended by the First Amendment and Waiver dated as of August 6, 2004, the Second Amendment and Waiver dated as of July 19, 2005, and the Third Amendment and Waiver dated as of November 23, 2005 (the "Third Amendment"), among the Company, the Designated Subsidiaries from time to time (WGI and such Designated Subsidiaries collectively, the "Obligors" and individually, an "Obligor"); the several financial institutions from time to time parties thereto as Banks, Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as a Bank, as Issuing Bank (as defined herein), as Agent, and as Lead Arranger and Book Runner; and CIBC, Inc., as Syndication Agent (as previously amended and modified, the "Credit Agreement").

                             PRELIMINARY STATEMENTS

     Whereas, the Company intends to issue new Convertible Notes before December 31, 2005 on terms reasonably satisfactory to the Agent, in connection with which Willbros U.S.A., Inc. will guarantee the Company's obligations under such Convertible Notes pursuant to an unsecured guaranty;

     WHEREAS, after the issuance of such Convertible Notes, the Company will be unable to comply with its covenant in Section 9.11(a) of the Credit Agreement to maintain a ratio of Financial Indebtedness to Total Capitalization of no more than 0.35 to 1.00, and its covenant in Section 9.13 of the Credit Agreement to maintain a Fixed Charge Coverage Ratio of 3.00 to 1.00 for the fiscal quarter ending June 30, 2006 and for each quarter thereafter, and has requested the Banks to amend such covenants;

     WHEREAS, the Company failed to comply with its covenant in Section 9.11(c) to not permit its ratio of Senior Secured Financial Indebtedness to Adjusted EBITDA as of the fiscal quarter ending September 30, 2005 to exceed 1.00 to 1.00 (the "Senior Secured Financial Indebtedness Default") and has requested the Banks to waive such default;

     WHEREAS, pursuant to the terms of the Third Amendment, the Banks previously agreed to temporarily waive any Default or Event of Default that would occur during the period through March 31, 2006 as a result of the Company's failure to maintain a minimum cash balance of $15,000,000 (the "Prior Waiver");

     WHEREAS, the Banks have determined to limit the Prior Waiver to the period up to the date upon which the Total Commitment is permanently reduced by the Net Cash Proceeds from the Convertible Notes issuance and to reinstate from such date the Company's obligation to maintain a minimum cash balance of $15,000,000 in accordance with Section 4.8 of the Credit Agreement; and

     WHEREAS, the Banks and the Obligors have agreed to such amendments and waiver, subject to the terms and conditions set forth in this Amendment;

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

     Section 1. Waiver. The Banks hereby agree to waive the Senior Secured Financial Indebtedness Default for the quarter ending September 30, 2005. The express waiver set forth in this section is the only waiver provided by the Agent and the Banks pursuant to this Amendment, and all other rights and remedies of the Agent and the Banks under the Credit Agreement remain unchanged.

     Section 2. Amendments of Credit Agreement. Subject to the satisfaction of the conditions described in Section 4 hereof, the Credit Agreement is hereby amended as follows:

          (a) The defined term "Change of Control" in Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by adding the following clause to the end thereof: "or (c) the occurrence of any Fundamental Change as such term is defined in each indenture governing Convertible Notes".

          (b) Section 9.11(a) of the Credit Agreement is hereby amended as of September 30, 2005 by restating such subsection in its entirety as follows:

               (a) The Company shall not permit the ratio of (i) the Financial Indebtedness of the Company minus 100% of unrestricted cash and Cash Equivalents of the Company on the Company's balance sheet (excluding any such cash and Cash Equivalents in the Cash Collateral Account) to
          (ii) Total Capitalization minus 100% of unrestricted cash and Cash Equivalents of the Company on the Company's balance sheet (excluding any such cash and Cash Equivalents in the Cash Collateral Account), at the end of any fiscal quarter to exceed 0.50 to 1.00.

          (c) Section 9.13 of the Credit Agreement is hereby amended as of the Amendment Effective Date by restating such section in its entirety as follows:

          Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio, calculated at the end of each fiscal quarter on and after June 30, 2006 for the four fiscal quarter period then ended, to be less than 2.50 to 1.00.

     Section 3. Additional Agreements. The Banks and the Obligors agree that the following agreements shall apply as if fully incorporated into the terms of the Credit Agreement:

          (a) No later than December 28, 2005, the Company shall provide to the Agent evidence satisfactory to the Agent that the Company has received Net Cash Proceeds of at least $30,000,000 from the sale of new Convertible Notes, and failure to provide such satisfactory evidence by such date shall automatically be deemed an Event of Default under the Credit Agreement, and the Agent may exercise, or shall exercise at the request of the Required Banks, any remedies provided under the terms of the Credit Agreement.

          (b) Notwithstanding anything to the contrary in the Third Amendment, from and after the date upon which the Company receives Net Cash Proceeds from the sale of new Convertible Notes, the obligation of the Company under
     Section 4.8 of the Credit Agreement to maintain a minimum cash balance of $15,000,000 shall be in full force and effect.

          (c) The Obligors shall provide within thirty (30) days of the date hereof, the following corporate documents:

               (i) (A) copies of the certificate or articles of incorporation or other equivalent organizational documents, including all amendments thereto, of each Obligor, certified as of a recent date by the Secretary of State of the state of its organization or the foreign equivalent thereof in each jurisdiction where such concept is relevant, or (B) a certificate of the Secretary or Assistant Secretary of such Obligor, certifying the full force and effect of the articles of incorporation or other equivalent organizational documents previously delivered to the Agent in connection with the Credit Agreement provided such Obligor makes available a copy of such articles of incorporation or other equivalent organizational document to any Bank upon request;

               (ii) a certificate of the Secretary, Assistant Secretary or other officer of each Obligor certifying (A)(1) that attached thereto is a true and complete copy of the bylaws or similar governing documents of such Obligor as currently in effect or (2) the full force and effect of the bylaws or similar governing documents of such Obligor previously delivered to the Agent in connection with the Credit Agreement, provided such Obligor makes available a copy of such bylaws or similar governing document to any Bank upon request, (B) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors or similar governing body of such Obligor authorizing the execution, delivery and performance of this Amendment and all other Credit Documents to be executed and delivered by such Obligor after the date hereof, and (C) that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

               (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or other officer executing the certificate pursuant to clause (ii) above.

     Section 4. Conditions to Effectiveness. This Amendment shall become effective on the date upon which (the "Amendment Effective Date") the Agent has confirmed (and has so notified the Company and the Banks) that it has determined the terms and conditions of the new Convertible Notes to be satisfactory and received the following:

          (a) counterparts hereof duly executed by the Obligors and the Required Banks;

          (b) a Certificate of the Company, signed on behalf of the Company by its President or Chief Financial Officer, dated as of the Amendment Effective Date, certifying that, after giving effect hereto, the following statements shall be true:

               (i) the representations and warranties of each Obligor contained in the Credit Documents are correct in all material respects on and as of such date (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date, or expressly relate to the Senior Secured Financial Indebtedness Default), as though made on and as of such date; and

               (ii) no event has occurred and is continuing, or is anticipated to occur, which constitutes (or would constitute when it occurs) a Default, or an Event of Default or both unless waived by this Amendment; and

          (c) a Certificate of the Company, signed by the Secretary, Assistant Secretary or other officer on behalf of the Company and the other Obligors, certifying as to the incumbency and specimen signature of each officer of each Obligor executing this Amendment and any other document delivered in connection herewith.

     Section 5. Amendment and Ratification. Upon the effectiveness hereof as provided in the foregoing Section 3, this Amendment shall be deemed to be an amendment and waiver to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified hereby.

     SECTION 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 7. Descriptive Headings, Etc. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 9. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so under applicable law, any and all right to trial by jury in any action or proceeding arising out of or relating to any Loan Document or the transactions contemplated hereby or thereby.

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                                       5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

                                        OBLIGORS:

                                        WILLBROS GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name: Warren L. Williams
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Treasurer


                                        WILLBROS U.S.A., INC.


                                        By:
                                            ------------------------------------
                                        Name: Warren L. Williams
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Treasurer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        WILLBROS INTERNATIONAL, INC.,
                                        WILLBROS WEST AFRICA, INC.,
                                        WILLBROS MIDDLE EAST, INC.
                                        WILLBROS MARINE ASSETS, INC.
                                        INTERNATIONAL PIPELINE EQUIPMENT, INC.,
                                        WILLBROS CONSTRUCTORS, INC.,
                                        WILLBROS OPERATING SERVICES, INC.,
                                        WILLBROS RPI, INC.,
                                        WILLBROS MSI CANADA INC. and
                                        WILLBROS PROCESS ELECTRIC AND CONTROL,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Treasurer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        WILLBROS (NIGERIA) LIMITED and
                                        WILLBROS (OFFSHORE) NIGERIA LIMITED


                                        By:
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Authorized Representative


                                        CONSTRUCTORA CAMSA, C.A. and
                                        ESCA EQUIPMENT SERVICE C.A.


                                        By:
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Attorney-in-Fact


                                        WILLBROS ENERGY SERVICES COMPANY,
                                        WILLBROS ENGINEERS SLC, INC. (f/k/a
                                        Willbros Process Engineering Design,
                                        Inc.) and
                                        WILLBROS MT. WEST, INC. (individually
                                        and as successor by merger to
                                        Willbros Pacific Industrial Electric,
                                        Inc.)


                                        By:
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Vice President and Treasurer

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                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        WILLBROS TRANSANDINA S.A.


                                        By:
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Alternate Director


                                        WILLBROS ENGINEERS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Assistant Treasurer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        AGENT:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ISSUING BANK:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LEAD ARRANGER AND BOOK RUNNER:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        SYNDICATION AGENT:

                                        CIBC INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        BANKS:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        ABU DHABI INTERNATIONAL BANK INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        BANK OF TEXAS, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        CIBC INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        COMMERCEBANK, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        COMPASS BANK


                                        By:
                                            ------------------------------------
                                        Name: Collis G. Sanders
                                        Title: Senior Vice President

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        JPMORGAN CHASE BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        NATEXIS BANQUES POPULAIRES


                                        By:
                                            ------------------------------------
                                        Name: Tim Polvado
                                        Title: Vice President and Manager


                                        By:
                                            ------------------------------------
                                        Name: Renaud d'Herbes
                                        Title: Senior Vice President and
                                               Regional Manager

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        RZB FINANCE, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]

                                        AMEGY BANK NATIONAL ASSOCIATION
                                        (formerly known as Southwest Bank of
                                        Texas, NA)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [SIGNATURE PAGE TO FOURTH AMENDMENT]